Exhibit 10.90

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NINTH AMENDMENT TO AGREEMENT

THIS NINTH AMENDMENT TO AGREEMENT (this “Amendment”) is entered into as of the last date entered on the signature page of this Amendment by and among Charles & Colvard, Ltd. (Formally C3, Inc.), a North Carolina corporation and John M. Bachman, Inc. (“JMB”).

Statement of Purpose

Charles & Colvard, Ltd. and JMB entered into an Agreement dated September 24, 1997 (the “Agreement”) to formalize the terms upon which JMB will cut moissanite gemstones for Charles & Colvard, a First Amendment to the Agreement dated March 23, 1998 (the “First Amendment”), a Second Amendment to the Agreement dated September 28, 1998 (the “Second Amendment”), and a Third Amendment to the Agreement dated June 16, 1999 (the “Third Amendment”), a Fourth Amendment to the Agreement dated October 5, 1999 (the “Fourth Amendment”), a Fifth Amendment to the Agreement dated December 29, 2000 (the “Fifth Amendment”), a Sixth Amendment to the Agreement dated April 9, 2002 (the “Sixth Amendment”), a Seventh Amendment to the Agreement dated March 7, 2005 (the “Seventh Amendment”), a Eighth Amendment to the Agreement dated May 23, 2005 (the, “Eighth Amendment”).

In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Faceting Machine.

JMB and Charles & Colvard, Ltd. acknowledge the full payment by JMB to Charles & Colvard, Ltd. for the repurchase of certain custom faceting machines (the “Faceting Machines”).

2.	Additional Expansion Funds.

Within 3 business days after the date of the Eighth Amendment, Charles & Colvard, Ltd. advanced to JMB, additional expansion funds in the amount of $135,000 (the “Expansion Funds”), which are being utilized by JMB solely to expand its affiliate’s production facility and procure additional equipment and labor as needed to enable JMB and it’s affiliate to satisfy the requested production volumes set out in the Eighth Amendment and in Section 3a and 3b of this Amendment. The current outstanding balance for the Expansion Funds is $99,376.15 as of February 14, 2006, as referenced in Exhibit A of this Amendment. As agreed in Section 3b of the Eighth Amendment, upon full credit received by Charles & Colvard, Ltd. against JMB production charges for the repurchase of the Faceting Machines, the 5% reduction continued on “each invoice” and has been applied to the repayment of the

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Expansion Funds. Such 5% reduction shall continue on each invoice for production volumes as set out in Section 3a and 3b of this Amendment until the aggregate amount of such credit against production charges equals the Expansion Funds. In all other respects the ongoing payment procedures are hereby confirmed.

3.	Cutting Charges, Production Rates and Procedures.

Charles & Colvard, Ltd. shall pay JMB for moissanite gemstone cutting services as set forth in Exhibit B, Ninth Amendment Cutting Rates.

a.	The target ratio for each inbound shipment of rough to JMB shall be a mix of purchase orders, *****. The monthly production volume (finished pieces) “returned” to Charles & Colvard, Ltd, will be maintained at a rate of ***** pieces per month beginning January 2006 and shall continue through the Extension Term as described in Section 3 of this Amendment. It is understood from time to time JMB will provide, upon request, periodic, short-term production capacity increases of up to ***** pieces per month. If the production schedule, as noted above, is interrupted and scheduled volumes to be delivered cannot be met, JMB agrees to contact Charles & Colvard, Ltd. via fax, to discuss a plan of action to recoup loss production time. Likewise, if the flow of raw material to JMB is interrupted leading to loss production time such that the production schedule (above) cannot be met, Charles & Colvard, Ltd. will contact JMB, via fax, to discuss an alternative plan to recoup loss production time.

b.	The monthly melee production volume (finished pieces) shall be maintained at a rate of ***** pieces per month, in addition to the monthly production volumes as outlined in Section 3a of this Amendment. Unless otherwise agreed to in advance by the parties, JMB agrees to contact Charles & Colvard, Ltd., via fax, if melee production falls below ***** pieces for 2 consecutive months, to discuss the future of the melee program. Likewise, should melee demand fall below ***** pieces for 2 consecutive months, Charles & Colvard, Ltd. agrees to contact JMB, via fax, to discuss the future of the melee program.

c.	In all other respects the cutting charges, production rates and procedures in the Agreement, as amended, are hereby confirmed.

4.	Extension of Term.

The initial term of the Agreement will be extended from the date first set forth in the Agreement through March 31, 2008, however, Charles & Colvard, Ltd. may terminate the Agreement at any time with 90 days prior written notice.

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5.	Confirmation of Agreement.

In all other respects the parties hereto confirm the terms of the Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and Eighth Amendment. JMB will obtain in writing, and provide to Charles & Colvard, Ltd. the consent of its affiliate to be bound by the terms of this Amendment.

IN WITNESS WHEREOF, each of the parties has executed and delivered this amendment by its duly authorized officer, as of the date first above written.

Charles & Colvard, Ltd.

By:	/s/ Robert S. Thomas
Name:	Robert S. Thomas
Title:	President
Date:	03/02/06

John M. Bachman, Inc.

By:	/s/ John M. Bachman
Name:	John M. Bachman
Title:	President
Date:	03/01/06

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Exhibit A

John Bachman Loan Repayment Schedule

Date	Invoice	Cost	Balance
5/25/2005		$135,000.00
11/7/2005	192	$(5,146.12)	$129,853.88
11/14/2005	192A	$(162.50)	$129,691.38
11/22/2005	192B	$(162.50)	$129,528.88
11/22/2005	193	$(4,831.99)	$124,696.89
11/29/2005	193A	$(260.93)	$124,435.96
12/7/2005	194	$(5,069.92)	$119,366.04
12/20/2005	195	$(5,383.83)	$113,982.21
1/6/2006	196	$(4,263.52)	$109,718.69
1/10/2006	196A	$(185.64)	$109,533.05
1/17/2006	197	$(334.13)	$109,198.92
1/24/2006	198	$(4,683.80)	$104,515.12
2/7/2006	199	$(4,766.30)	$99,748.82
2/14/2006	200	$(372.67)	$99,376.15

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Exhibit B

[*****]

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